EXHIBIT 23.3




                           PENNSYLVANIA POWER COMPANY

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




              As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Pennsylvania Power Company's previously filed Registration Statements, File No. 33-62450 and No. 33-65156.







ARTHUR ANDERSEN LLP




Cleveland, Ohio,
   March 29, 2002.